                                                                    EXHIBIT 10.1

Portions of this exhibit have been omitted and separately filed with the Commission pursuant to a request for confidential treatment under Rule 24b-2. The location of those omissions is denoted by opening and closing brackets as follows: [ ].


                                SECOND AMENDMENT

          SECOND AMENDMENT, dated as of February 15, 2001 (this "Amendment"), to
                                                                 ---------
the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit
                                                                ------
Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company
---------
("Holdings"), SWT FINANCE B.V., a limited liability company organized under the
  --------
laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company
                              --------
incorporated under the laws of Nova Scotia (the "Canadian Borrower"; and
                                                 -----------------
collectively with the Borrower, the "Borrowers"), the several banks and other
                                     ---------
financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and
 -------
FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication
                    ---------
agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as
                              -----------------
administrative agent (in such capacity, the "Administrative Agent"), and FLEET
                                             --------------------
NATIONAL BANK, as security agent (in such capacity, the "Security Agent").
                                                         --------------

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

          WHEREAS, Holdings and the Borrowers have requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  (a) General.  Terms defined in the Credit
               -------------       -------
Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement. Terms defined and used in this Amendment shall have the meanings given to them in this Amendment.

          (b)  Amendment to Definitions.  Section 1.1 of the Credit Agreement is
               ------------------------
hereby amended by (i) inserting the following new definitions in alphabetical order:

          "Consolidated Bank Debt":  at any date, the aggregate principal amount
           ----------------------
of all Obligations of Holdings and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP;

          "Consolidated Senior Leverage Ratio":  as at the last day of any
           ----------------------------------
period of four consecutive fiscal quarters of Holdings, the ratio of (a) Consolidated Bank Debt on such day to (b) Consolidated EBITDA of Holdings and its Subsidiaries (excluding, for the avoidance of doubt, the add-backs specified in the second proviso of the definition of "Consolidated EBITDA", except when calculating the Consolidated Senior Leverage Ratio under paragraph (b) of
Section 2 of the Sponsor Guarantee) for such period;

          "Sponsor Guarantee":  the Sponsor Guarantee to be executed and
           -----------------
delivered by the Sponsor or its Affiliate(s), substantially in the form of Exhibit K, as the same may be amended, supplemented or otherwise modified from time to time;

          (ii) inserting in the definition of "Consolidated EBITDA" in the first line of the second proviso after the word "the" the following:
"Consolidated Senior Leverage Ratio under paragraph (b) of Section 2 of the Sponsor Guarantee," and

          (iii) (A) inserting in the definition of "Consolidated Interest Expense" in the ninth line after the word "money" the following: "(other than
[                                        ] or any amendment fees paid in
connection with amending the Credit Agreement)" and (B) inserting at the end of such definition the following: "provided that for purposes of calculating
                                --------
Consolidated Interest Expense of Holdings and its Subsidiaries for any period, the Consolidated Interest Expense in respect of the principal amount of Indebtedness repaid with the proceeds of the Disposition of any Person Disposed of by Holdings or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition occurred on the first day of such period)".

          2.     [












                                               ]

          3.     Amendment to Section 2.14(b) (Mandatory Prepayments and
                 -------------------------------------------------------
Commitment Reductions). Section 2.14(b) of the Credit Agreement is hereby
----------------------
amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 2.14(b):

          "(b)   If on any date Holdings or any of its Subsidiaries shall
receive Net Cash Proceeds from any Asset Sale, Purchase Price Refund or Recovery Event then on such date the Term Loans shall be prepaid by an amount equal to the amount of such Net Cash Proceeds, as set forth in Section 2.14(e); provided,
                                                                       --------
that notwithstanding the foregoing, (i) prior to December 31, 2001, the Borrowers shall not be required to apply toward mandatory prepayments the first $3,000,000 in the aggregate of Net Cash Proceeds of Asset Sales in respect of any Property listed on Schedule 2.14(b) occurring prior to such date (such retained proceeds up to $3,000,000, "Retained Net Cash Proceeds"); (ii) on December 31, 2001 the Borrowers shall apply towards mandatory prepayments an amount equal to the positive difference, if any, of (A) the amount of Retained Net Cash Proceeds minus (B) the amount of any Net Cash Proceeds from the sale of Berkel, Inc. and Salter Housewares, Inc. that have been applied towards mandatory prepayments; (iii) no mandatory prepayment shall be required in respect of Net Cash Proceeds in an aggregate amount not exceeding $500,000.00 received during any consecutive 12-month period in respect of Asset Sales; and (iv) no mandatory prepayment shall be required in respect of any Net Cash Proceeds from Purchase Price Refunds received prior to February 2, 2001 in connection with the purchase of GEC Avery International Limited and Maatschappij van Berkel's Patent BV from Marconi Corporation plc.".

          4.   Amendment to Section 6.2 (Certificates; Other Information).
               ----------------------------------------------------------
Section 6.2 of the Credit Agreement is hereby amended by inserting a new Section 6.2(i) and a new Section 6.2(j) as follows:

          "(i) on or before March 31, 2001, an audit prepared by a Person satisfactory to the Administrative Agent of Accounts Receivable and inventory.

          (j) concurrently with the delivery of the financial statements referred to in Section 6.1(b), an update, to a level of detail reasonably satisfactory to the Agents, on synergies achieved by the Borrower since the Closing Date."

          5.   Amendment to Section 7.1 (Financial Condition Covenants). Section
               --------------------------------------------------------
7.1 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following new Section 7.1:

          "Section 7.1  Financial Condition Covenants.
                        -----------------------------

(a)  Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as at
     ---------------------------
the last day of any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:


Fiscal Quarter                               Consolidated Leverage Ratio
--------------                               ---------------------------

FQ2 2000
                                             5.00 to 1.00
FQ3 2000
                                             6.10 to 1.00
FQ4 2000
                                             5.85 to 1.00
FQ1 2001
                                             5.95 to 1.00
FQ2 2001
                                             5.95 to 1.00
FQ3 2001
                                             5.25 to 1.00
FQ4 2001
                                             4.60 to 1.00
FQ1 2002 - FQ2 2002
                                             4.25 to 1.00
FQ3 2002 - FQ4 2002
                                             4.00 to 1.00

FQ1 2003 - FQ2 2003
                                             3.85 to 1.00
FQ3 2003 - FQ4 2003
                                             3.75 to 1.00
FQ1 2004 - FQ2 2004
                                             3.65 to 1.00
FQ3 2004 - FQ4 2004 (or, if earlier, the
Consolidated Leverage Ratio Stepdown Date)   3.50 to 1.00

FQ1 2005 - FQ2 2005
                                             3.35 to 1.00
FQ3 2005 - FQ4 2005
                                             3.25 to 1.00
FQ1 2006 and thereafter
                                             3.00 to 1.00

; provided, that for the purposes of determining the ratio described above as at
  --------
the end of FQ2 2000, FQ3 2000 and FQ4 2000, Consolidated EBITDA for the relevant period shall be deemed to equal the sum of (i) Consolidated EBITDA (without giving effect to the second proviso in the definition thereof) for such fiscal quarter (and, in the case of the latter two such determinations, each previous fiscal quarter commencing after the Closing Date) multiplied by 4, 2 and 4/3,
                                                  -------------
respectively, and (ii) the relevant amount of the add-back for such fiscal quarter set forth in the second proviso to the definition of "Consolidated EBITDA"; provided, further, that from and after any Conversion Date until the
         --------  -------
date of any repayment of the Seller Subordinated Notes, the foregoing ratios shall be increased by 0.25 (or such less amount based on the ratable amount of PIK Preferred Stock converted into Seller Subordinated Notes on such date).

(b)  Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest
     ------------------------------------
Coverage Ratio for any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

Fiscal Quarter                        Consolidated Interest Coverage Ratio
--------------                        ------------------------------------

FQ2 2000
                                      1.80 to 1.00
FQ3 2000
                                      1.50 to 1.00
FQ4 2000 - FQ1 2001
                                      1.50 to 1.00
FQ2 2001
                                      1.55 to 1.00
FQ3 2001
                                      1.75 to 1.00
FQ4 2001
                                      1.90 to 1.00

FQ1 2002 - FQ2 2002
                                      2.05 to 1.00
FQ3 2002
                                      2.10 to 1.00
FQ4 2002 - FQ2 2004
                                      2.15 to 1.00
FQ3 2004 - FQ1 2005
                                      2.25 to 1.00
FQ2 2005 - FQ4 2005
                                      2.35 to 1.00
FQ1 2006 and thereafter
                                      2.50 to 1.00

(c)  Consolidated Fixed Charge Coverage Ratio.  Permit the Consolidated Fixed
     ----------------------------------------
Charge Coverage Ratio for any period of four consecutive fiscal quarters of Holdings (or, if less, the number of full fiscal quarters subsequent to the Closing Date) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:


Fiscal Quarter                         Consolidated Fixed Charge Coverage Ratio
--------------                         ----------------------------------------

FQ2 2000
                                       1.10 to 1.00
FQ3 2000 - FQ2 2001
                                       1.00 to 1.00
FQ3 2001
                                       1.15 to 1.00
FQ4 2001
                                       1.20 to 1.00
FQ1 2002 - FQ2 2002
                                       1.25 to 1.00
FQ3 2002 - FQ1 2003
                                       1.30 to 1.00
FQ2 2003
                                       1.25 to 1.00
FQ3 2003
                                       1.20 to 1.00
FQ4 2003
                                       1.15 to 1.00
FQ1 2004
                                       1.10 to 1.00
FQ2 2004 and thereafter
                                       1.00 to 1.00

(d)  Maintenance of Net Worth.  Permit Consolidated Tangible Net Worth as of the
     ------------------------
last day of any fiscal quarter of Holdings ending during any fiscal year set forth below to be less than the amount set forth below opposite such fiscal year:

Fiscal Quarter                          Consolidated Tangible Net Worth
--------------                          -------------------------------

FQ2 2000 - FQ1 2001
                                                        ($130,000,000)
FQ2 2001
                                                        ($127,500,000)
FQ3 2001
                                                        ($125,000,000)
FQ4 2001
                                                        ($122,500,000)
FQ1 2002
                                                        ($120,000,000)
FQ2 2002
                                                        ($117,500,000)
FQ3 2002
                                                        ($115,000,000)
FQ4 2002
                                                        ($112,500,000)
FQ1 2003
                                                        ($110,000,000)
FQ2 2003
                                                        ($107,500,000)
FQ3 2003
                                                        ($105,000,000)
FQ4 2003
                                                        ($102,500,000)
FQ1 2004
                                                        ($100,000,000)
FQ2 2004
                                                        ($97,500,000)
FQ3 2004
                                                        ($95,000,000)
FQ4 2004
                                                        ($92,500,000)
FQ1 2005
                                                        ($90,000,000)
FQ2 2005
                                                        ($87,500,000)
FQ3 2005
                                                        ($85,000,000)
FQ4 2005
                                                        ($82,500,000)
FQ1 2006
                                                        ($80,000,000)
FQ2 2006
                                                        ($77,500,000)
FQ3 2006
                                                        ($75,000,000)
FQ4 2006 and thereafter
                                                        ($72,500,000)

; provided, that if the Borrower sells Salter Housewares, Inc. or Berkel, Inc.
  --------
prior to the end of any fiscal quarter set forth above, the amount of Consolidated Tangible Net Worth required by the above covenant shall be adjusted to account for the actual contribution to Consolidated Tangible Net Worth by the entity sold for such period.

(e)  Minimum Cumulative EBITDA.  Permit Consolidated EBITDA of Holdings and its
     -------------------------
Subsidiaries (excluding, for the avoidance of doubt, the add-backs specified in the second proviso of the definition of "Consolidated EBITDA") for the period beginning on the first day of FQ4 2000 and ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

Fiscal Quarter                                Consolidated EBITDA
--------------                                -------------------

FQ4 2000                                      $ 6,900,000.00

FQ1 2001                                      $13,600,000.00

FQ2 2001                                      $23,500,000.00

FQ3 2001                                      $34,400,000.00

FQ4 2001                                      $47,000,000.00


; provided, that for the purposes of determining the Consolidated EBITDA, if the
  --------
Borrower sells Salter Housewares, Inc. or Berkel, Inc. prior to the end of any fiscal quarter set forth above, (i) the amount set forth above opposite such fiscal quarter shall be adjusted based upon amounts previously submitted in writing to the Administrative Agent and Lenders and (ii) the actual contribution to Consolidated EBITDA for such period by the entity sold shall be subtracted from actual Consolidated EBITDA for such period.

(f)  Consolidated Senior Leverage Ratio.  Permit the Consolidated Senior
     ----------------------------------
Leverage Ratio (excluding, for the avoidance of doubt, the add-backs specified in the second proviso of the definition of "Consolidated EBITDA") as at the last day of any fiscal quarter of Holdings after the termination of the Sponsor Guarantee to be greater than 2.25 to 1.00."

          6.   Amendment to Section 7.2 (Limitation on Indebtedness).  Section
               -----------------------------------------------------
7.2 of the Credit Agreement is hereby amended by inserting a new Section 7.2(m) as follows:

          "(m) Indebtedness of the Borrowers and/or Holdings arising from the agreement to pay to the Sponsor or its Affiliate(s) guarantee fees and, if required, reimbursement of payments made under the Sponsor Guarantee together with a rate of return (provided, however, that in no event shall any such
                       --------  -------
reimbursement or rate of return payments with respect to the Sponsor Guarantee be paid in cash until all amounts owing on account of the Obligations are paid in full and all of the Commitments are terminated), all in amounts previously disclosed to the Administrative Agent and the Lenders in connection with the Sponsor Guarantee.".

          7.   Amendment to Section 7.5 (Limitation on Disposition of Property).
               ----------------------------------------------------------------
Section 7.5 of the Credit Agreement is hereby amended by (i) deleting Section 7.5(f) in its entirety and substituting in lieu thereof the following new
Section 7.5(f): "(f) the sale (as a stock sale or asset sale) of Berkel, Inc. and/or Salter Housewares, Inc.;" and (ii) inserting a new Section 7.5(i) as follows: "(i) the sale of any of the Properties listed on Schedule 2.14(b).".

          8.   Amendment to Section 7.6 (Limitation on Restricted Payments).
               ------------------------------------------------------------
Section 7.6 of the Credit Agreement is hereby amended by inserting a new Section 7.6(h) as follows:

          "(h) so long as no Default or Event of Default shall have occurred and be continuing, the Borrowers may pay to the Sponsor or its Affiliate(s) guarantee fees in amounts previously disclosed to the Administrative Agent and the Lenders in connection with the Sponsor Guarantee.".

          9.   Amendment to Section 7.8 (Limitation on Investments).  Section
               ----------------------------------------------------
7.8(j) of the Credit Agreement is hereby amended by inserting at the end of clause (iii) thereof the following: "or $1,000,000 from March 31, 2001 through March 31, 2002" and Section 7.8(l) of the Credit Agreement is hereby amended by inserting at the end thereof the following: "or $1,000,000 in the aggregate from March 31, 2001 through March 31, 2002".

          10.  Amendment to Section 7.10 (Limitation on Transactions with
               ----------------------------------------------------------
Affiliates).  Section 7.10 of the Credit Agreement is hereby amended by
-----------
inserting in the sixth line after the word "Lenders" the following:

          "and other than guarantee fees paid with respect to the Sponsor Guarantee and any agreement of the Borrowers and/or Holdings, if required, to reimburse payments made under the Sponsor Guarantee together with a rate of return (provided, however, that in no event shall any such reimbursement or rate
        --------  -------
of return payments with respect to the Sponsor Guarantee be paid in cash until all amounts owing on account of the Obligations are paid in full and all of the Commitments are terminated), all in amounts previously disclosed to the Administrative Agent and the Lenders in connection with the Sponsor Guarantee, payable to the Sponsor or its Affiliate(s).".

          11.  Amendment to Annex A (Pricing Grid).  Annex A to the Credit
               -----------------------------------
Agreement is hereby amended by deleting such annex in its entirety and substituting in lieu thereof a new Annex A in the form of Annex A attached hereto.

          12.  Amendment to Exhibits.  The Sponsor Guarantee, in the form of
               ---------------------
Annex B attached hereto, shall be added to the Credit Agreement as Exhibit K thereto.

          13.  Amendment to Schedules.  Schedule 2.14(b) hereto shall be added
               ----------------------
to the Credit Agreement as Schedule 2.14(b) thereto.

          14.  Conditions to Effectiveness.  The amendments provided for herein
               ---------------------------
shall become effective on the date the Administrative Agent shall have received
(i) an executed counterpart of this Amendment from Holdings and the Borrowers,
(ii) executed Consent Letters

(in the form annexed hereto) from the Required Lenders (or facsimile transmissions thereof) consenting to the execution of this Amendment by the Administrative Agent, (iii) the Sponsor Guarantee, duly executed and delivered by the Sponsor, (iv) a legal opinion of counsel to the Sponsor, in form and substance reasonably satisfactory to the Administrative Agent, (v) Acknowledgement and Consents in the form attached hereto as Annex C duly executed and delivered from each Guarantor and (vi) an amendment fee for the account of each Lender in an amount equal to 1/4 of 1% of the Aggregate Exposure of such Lender; provided, however, that upon the effectiveness of this
                --------  -------
Amendment, the amendments to Section 7.1 of the Credit Agreement provided for herein shall be deemed to be effective as of December 31, 2000. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its Commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          15.  Representations and Warranties.  Holdings and the Borrowers as of
               ------------------------------
the date hereof and after giving effect to the amendments contained herein, hereby confirm, reaffirm and restate the representations and warranties made by them in Section 4 of the Credit Agreement, except to the extent any of such representations and warranties relate to a specific date, in which case such representations and warranties shall be deemed true and correct on and as of such date, and except for recent changes in the financial condition and results of operations of Holdings and its Subsidiaries, as reflected in financial information which has been furnished to each Agent and each Lender; provided,
                                                                    --------
that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

          16.  Payment of Expenses.  Holdings and the Borrowers jointly and
               -------------------
severally agree to pay or reimburse the Administrative Agent and the Syndication Agent for all of their out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Syndication Agent.

          17.  Reference to and Effect on the Loan Documents; Limited Effect.
               -------------------------------------------------------------
On and after the date hereof and the satisfaction of the conditions contained in paragraph 14 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended or waived herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

          18.  Counterparts.  This Amendment may be executed by one or more of
               ------------
the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

          19.  GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF
               -------------
THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              WEIGH-TRONIX, LLC


                              By: /s/ John J. McCann III
                                  -----------------------------
                                  Name: John J. McCann III
                                  Title: President

                              SWT FINANCE B.V.


                              By: /s/ John J. McCann III
                                  -----------------------------
                                  Name: John J. McCann III
                                  Title: Director

                              WEIGH-TRONIX CANADA, ULC


                              By: /s/ John J. McCann III
                                  -----------------------------
                                  Name: John J. McCann III
                                  Title: Director

                              LEHMAN BROTHERS INC.,
                              as sole advisor and as Arranger


                              By: /s/ Michele Swanson
                                  -----------------------------
                                  Name: Michele Swanson
                                  Title: Authorized Signatory

                              LEHMAN COMMERCIAL PAPER INC.,
                              as  Syndication Agent


                              By: /s/ Michele Swanson
                                  -----------------------------
                                  Name: Michele Swanson
                                  Title: Authorized Signatory

                              FLEETBOSTON ROBERTSON
                              STEPHENS INC., as Arranger


                              By: /s/ CB Moore
                                  -----------------------------
                                  Name:  CB Moore
                                  Title: Vice President


                              FLEET NATIONAL BANK,
                              as Administrative Agent,
                              as Security Agent and as Fronting Lender


                              By: /s/ CB Moore
                                  -----------------------------
                                  Name:  CB Moore
                                  Title: Vice President

                                    Annex A
                                    -------

                                  PRICING GRID

==================================================================================================================
   Consolidated         Applicable         Applicable      Applicable Margin      Applicable       Commitment Fee
 Leverage Ratio         Margin for         Margin for        for Tranche B        Margin for            Rate
                      Tranche A Term     Tranche A Term     Term Loans which    Tranche B Term
                         Loans and       Loans which are    are Eurocurrency   Loans which are
                     Revolving Credit    Base Rate Loans         Loans         Base Rate Loans
                      Loans which are     and Revolving
                       Eurocurrency       Credit Loans
                           Loans         which are Base
                                           Rate Loans
------------------------------------------------------------------------------------------------------------------

**4.75 to 1.00            3.75%              2.75%               4.25%             3.25%               0.50%
------------------------------------------------------------------------------------------------------------------
* 4.75 to 1.00            3.25%              2.25%               3.75%             2.75%               0.50%
      and
**4.25 to 1.00
------------------------------------------------------------------------------------------------------------------
* 4.25 to 1.00            3.00%              2.00%               3.50%             2.50%               0.50%
      and
**3.25 to 1.00
------------------------------------------------------------------------------------------------------------------
* 3.25 to 1.00            2.75%              1.75%               3.25%             2.25%              0.375%
==================================================================================================================

          Changes in the Applicable Margin or in the Commitment Fee Rate resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the "Adjustment Date") on which financial statements are delivered
                  ---------------
to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 4.75 to 1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Leverage Ratio shall for the purposes of this Pricing Grid be deemed to be greater than 4.75 to 1. Each determination of the Consolidated Leverage Ratio pursuant to this Pricing Grid shall be made for the periods and in the manner contemplated by Section 7.1(a).

*  less than
** more than or equal to

                                                                SCHEDULE 2.14(B)

                Listing of Property Scheduled for Possible Sale
                          Prior to December 31, 2001

       Owner                          Description of Property
       -----                          -----------------------

Avery Berkel Limited                Leasehold Units 3 and 4 North Road, Bridgend
                                    Industrial Estate, Bridgend, Mid Glamorgan,
                                    United Kingdom

Avery Berkel Properties Limited     Intec Site, Woodruff Way, Tamebridge,
                                    Walsall, United Kingdom

Avery Berkel Properties Limited     Sertec Site, Woodruff Way, Tamebridge,
                                    Walsall, United Kingdom

Avery Berkel Limited                George Street and Spoon Lane, West Bromwich,
                                    United Kingdom

                          ACKNOWLEDGEMENT AND CONSENT

          Reference is made to the Second Amendment, dated as of February 15, 2001 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as
           ---------
of June 13, 2000 (as amended, restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability
     ----------------
company ("Holdings"), SWT FINANCE B.V., a limited liability company organized
          --------
under the laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a
                                        --------
company incorporated under the laws of Nova Scotia (the "Canadian Borrower"; and
                                                         -----------------
collectively with the Borrower, the "Borrowers"), the several banks and other
                                     ---------
financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN BROTHERS INC. and
--------
FLEETBOSTON ROBERTSON STEPHENS INC., as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC., as syndication
                    ---------
agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL BANK, as
                              -----------------
administrative agent (in such capacity, the "Administrative Agent"), and FLEET
                                             --------------------
NATIONAL BANK, as security agent (in such capacity, the "Security Agent").
                                                         --------------
Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

          Each of the undersigned parties to the Guarantee and Collateral Agreement or the Foreign Guarantees, as the case may be, made by the undersigned in favor of Fleet National Bank, as Administrative Agent, for the benefit of the Lenders hereby (a) consents to the transactions contemplated by the Amendment to the Credit Agreement and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement, the Foreign Guarantee and the other Security Documents, as the case may be, are, and shall remain, in full force and effect after giving effect to such Amendment and all prior modifications to the Credit Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of February 15, 2001.


WEIGH-TRONIX, LLC                               BERKEL USA INC.

By: /s/ John J. McCann III                      By: /s/ John J. McCann III
    ------------------------                        -------------------------
    Name: John J. McCann III                        Name: John J. McCann III
    Title: President                                Title: Director

WEIGH-TRONIX, INC.                              BERKEL INCORPORATED

By: /s/ John J. McCann III                      By: /s/ John J. McCann III
    ------------------------                        -------------------------
    Name: John J. McCann III                        Name: John J. McCann
    Title: Vice President                           Title: Director

WEIGH-TRONIX, DELAWARE, INC.                    BERKEL PRODUCTS CO., LIMITED

By: /s/ John J. McCann III                      By: /s/ John J. McCann III
    ------------------------                        -------------------------
    Name: John J. McCann III                        Name: John J. McCann III
    Title: Director                                 Title: Director

WEIGH-TRONIX CANADA, ULC                        MECMESIN, INC.

By: /s/ John J. McCann III                      By: /s/ John J. McCann III
    -------------------------                       -------------------------
    Name: John J. McCann III                        Name: John J. McCann III
    Title: Vice President                           Title: Director

SWT HOLDINGS B.V.                               AVERY BERKEL LIMITED

By: /s/ John J. McCann III                      By: /s/ John J. McCann III
    -------------------------                       -------------------------
    Name: John J. McCann III                        Name: John J. McCann III
    Title: Director                                 Title: Director

                             LENDER CONSENT LETTER

                              WEIGH-TRONIX, LLC,
                 SWT FINANCE B.V. and WEIGH-TRONIX CANADA, ULC

                               CREDIT AGREEMENT
                           DATED AS OF JUNE 13, 2000

To:  Fleet National Bank, as Administrative Agent
     100 Federal Street
     MA DE 10011B
     Boston, Massachusetts 02110


Ladies and Gentlemen:


          Reference is made to the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as further amended and restated or otherwise modified from time to time, the "Credit Agreement"), among WEIGH-TRONIX, LLC, a Delaware
                   ----------------
limited liability company ("Holdings"), SWT FINANCE B.V., a limited liability
                            --------
company organized under the laws of the Netherlands (the "Borrower"), WEIGH-
                                                          --------
TRONIX CANADA, ULC, a company incorporated under the laws of Nova Scotia (the "Canadian Borrower"; and collectively with the Borrower, the "Borrowers"), the
------------------                                            ---------
several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), LEHMAN BROTHERS INC., as sole advisor, LEHMAN
                      -------
BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC. , as co-arrangers and co-book managers (in such capacity, the "Arrangers"), LEHMAN COMMERCIAL PAPER INC.,
                                      ---------
as syndication agent (in such capacity, the "Syndication Agent"), FLEET NATIONAL
                                             -----------------
BANK, as administrative agent (in such capacity, the "Administrative Agent"),
                                                      --------------------
and FLEET NATIONAL BANK, as security agent (in such capacity, the "Security
                                                                   --------
Agent").  Unless otherwise defined herein, capitalized terms used herein and
-----
defined in the Credit Agreement are used herein as therein defined.

          Holdings and the Borrowers have requested that the Required Lenders amend certain provisions of the Credit Agreement on the terms described in the Amendment in the form attached hereto as Exhibit A (the "Amendment").

          Pursuant to Section 10.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

                              Very truly yours,

                              __________________________________________
                              (NAME OF LENDER)


                              By:_______________________________________
                                  Name:
                                  Title:

Dated as of February 15, 2001

                                                                       EXHIBIT K

                                    GUARANTEE

        GUARANTEE, dated as of February 15, 2001, made by Berkshire Fund IV, Limited Partnership and Berkshire Fund V, Limited Partnership (collectively, the "Guarantors"), in favor of FLEET NATIONAL BANK, as administrative agent (in such
 ----------
capacity, the "Administrative Agent") for the lenders (the "Lenders") parties to
               --------------------                         -------
the Amended and Restated Credit Agreement, dated as of June 13, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit
                                                                    ------
Agreement"), among WEIGH-TRONIX, LLC, a Delaware limited liability company
---------
("Holdings"), SWT FINANCE B.V., a limited liability company organized under the
  --------
laws of the Netherlands (the "Borrower"), WEIGH-TRONIX CANADA, ULC, a company
                              --------
incorporated under the laws of Nova Scotia (the "Canadian Borrower"; and
                                                 -----------------
collectively with the Borrower, the "Borrowers"), the Lenders, LEHMAN BROTHERS
                                     ---------
INC., as sole advisor, LEHMAN BROTHERS INC. and FLEETBOSTON ROBERTSON STEPHENS INC. , as co-arrangers and co-book managers (in such capacity, the "Arrangers"),
                                                                    ---------
LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "Syndication Agent"), the Administrative Agent and FLEET NATIONAL BANK, as
 -----------------
security agent (in such capacity, the "Security Agent").
                                       --------------


                              W I T N E S S E T H:
                              -------------------


        WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make, and have made, certain loans and other extensions of credit to the Borrowers;

        WHEREAS, Holdings and the Borrowers have requested that certain provisions of the Credit Agreement be amended pursuant to the Second Amendment, dated as of February 15, 2001 (the "Amendment"), to the Credit Agreement;
                                    ---------

        WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors shall have executed and delivered this Guarantee to the Administrative Agent for the ratable benefit of the Lenders; and

        WHEREAS, the Guarantors are members of Holdings, and it is to the advantage of the Guarantors that the Amendment become effective;


        NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent and the Lenders to enter into the Amendment, the Guarantors hereby agree with the Administrative Agent, for the ratable benefit of the Lenders, as follows:

        1.  Defined Terms. (a) Unless otherwise defined herein, terms defined in
            -------------
the Credit Agreement andused herein shall have the meanings given to them in the Credit Agreement.

        (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Guarantee shall refer to this Guarantee as a whole and not to any particular provision of this Guarantee, and section and paragraph references are to this Guarantee unless otherwise specified.

        (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

        2.  Guarantee. (a) Subject to paragraphs (b) and (h) of this Section,
            ---------
each Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment by each of the Borrowers when due (whether at the stated maturity or by acceleration) of the Obligations with respect to such Borrower. This is a guarantee of payment; provided, that, except as provided in paragraph
                                --------
(c) of this Section, the Administrative Agent and the Lenders will not demand payment of any Obligations hereunder until such Obligations have become due and payable by the relevant Borrower and remain unpaid.

        (b) This Guarantee shall become effective as of the last day of any fiscal quarter of Holdings ending on or after March 31, 2001 and on or before March 31, 2002 if, and only if, the Consolidated Senior Leverage Ratio (for purposes of this paragraph only, calculated by including the add-backs specified in the second proviso of the definition of "Consolidated EBITDA" set forth in the Credit Agreement) as at the last day of such fiscal quarter is greater than
3.00 to 1.00. If the Consolidated Senior Leverage Ratio as at the last day of any such fiscal quarter is greater than 3.00 to 1.00, but less than or equal to
3.25 to 1.00, the total liability of the Guarantors hereunder shall not exceed the principal sum of $8,000,000. If the Consolidated Senior Leverage Ratio as at the last day of any such fiscal quarter is greater than 3.25 to 1.00, the total liability of the Guarantors hereunder shall not exceed the principal sum of $10,000,000. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing this Guarantee or affecting the rights and remedies of the Administrative Agent or any Lender hereunder.

        (c) If the Guarantee becomes effective pursuant to paragraph (b) of this Section and on or after the date of such effectiveness there occurs a Default under any one or more of the covenants set forth in Sections 7.1(a), (b), (c) or
(e) of the Credit Agreement, then on the date which is the earlier of (x) the date of delivery of the financial statements of Holdings and its Subsidiaries and the Compliance Certificate for the fiscal quarter ending December 31, 2001 or (y) February 14, 2002, the Lenders shall have the right to demand the Guarantors to pay to the Administrative Agent for the account of the Term Loan Lenders an amount equal to the maximum total liability of the Guarantors then in effect pursuant to paragraph (b) of this Section, to be applied as a ratable prepayment of the Term Loans; provided, however, that if the Consolidated Senior
                              --------  -------
Leverage Ratio (excluding, for the avoidance of doubt, the add-backs specified in the second proviso of the definition of "Consolidated EBITDA" set forth in the Credit Agreement) as at December 31, 2001 is less than or equal to 2.00 to 1.00, then the Lenders shall have no such right to demand the Guarantors to make such payment and the Guarantee shall thereupon terminate in accordance with paragraph (h) of this Section.

        (d) Each Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Administrative Agent or any Lender in enforcing any rights with respect to, or collecting against, such Guarantor under this Guarantee or obtaining advice of counsel in respect thereof. Subject to paragraph (h) of this Section, this Guarantee shall remain in full force and effect until the Obligations are paid in full and the Commitments are terminated, notwithstanding that from time to time prior thereto either Borrower may be free from any Obligations.

        (e) No payment or payments made by either Borrower or any other Person or received or collected by the Administrative Agent or any Lender from either Borrower or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of the Guarantors hereunder which shall, notwithstanding any such payment or payments (other than payments made by either Guarantor in respect of the Obligations or payments received or collected from either Guarantor in respect of the Obligations), remain liable for the Obligations until the Obligations are paid in full and the Commitments are terminated, subject to the provisions of paragraph (h) of this Section.

        (f) Each Guarantor agrees that whenever, at any time, or from time to time, it shall make any payment to the Administrative Agent or any Lender on account of its liability hereunder, it will notify the Administrative Agent and such Lender in writing that such payment is made under this Guarantee for such purpose.

        (g) The obligation of each Guarantor hereunder is limited to 50% of the total obligations of the Guarantors hereunder.

        (h) If as of the last day of any fiscal quarter of Holdings the Consolidated Senior Leverage Ratio (excluding, for the avoidance of doubt, the add-backs specified in the second proviso of the definition of "Consolidated EBITDA" set forth in the Credit Agreement) is less than or equal to 2.00 to 1.00, this Guarantee, and all obligations of the Guarantors hereunder, shall terminate as of such date. In addition, if the Guarantee does not become effective at any time pursuant to paragraph (b) of this Section, all obligations of the Guarantors hereunder shall terminate as of March 31, 2002.

        3.  Right of Set-off. The Administrative Agent and each Lender is hereby
            ----------------
irrevocably authorized at any time and from time to time without notice to either Guarantor, any such notice being expressly waived by each Guarantor, to set off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Administrative Agent or such Lender to or for the credit or the account of the Guarantors, or any part thereof in such amounts as the Administrative Agent or such Lender may elect, against or on account of the obligations and liabilities of the Guarantors to the Administrative Agent or such Lender hereunder becoming due and payable. The Administrative Agent and each Lender shall notify the Guarantors promptly of any such set-off and the application made by the Administrative Agent or such Lender, as the case may be, of the proceeds thereof; provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent and each Lender under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent or such Lender may have.

        4.  No Subrogation. Notwithstanding any payment or payments made by
            --------------
either Guarantor hereunder (including, without limitation, any payment pursuant to paragraph (c) of Section 2 hereof), or any set-off or application of funds of either Guarantor by the Administrative Agent or any Lender, neither Guarantor shall be entitled to be subrogated to any of the rights of the Administrative Agent or any Lender against either of the Borrowers or against any collateral security or guarantee or right of offset held by the Administrative Agent or any Lender for the payment of the Obligations, nor shall either Guarantor seek or be entitled to seek any contribution or reimbursement from either of the Borrowers in respect of payments made by such Guarantor hereunder (other than the payment of certain guarantee fees previously disclosed to the Administrative Agent and the Lenders), until all amounts owing to the Administrative Agent and the Lenders by the Borrowers on account of the Obligations are paid in full and the Commitments are terminated. If any amount shall be paid to either Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Administrative Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Administrative Agent and the Lenders may determine.

        5.  Amendments, etc. with respect to the Obligations; Waiver of Rights.
            ------------------------------------------------------------------
Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against such Guarantor, and without notice to or further assent by such Guarantor, any demand for payment of any of the Obligations made by the Administrative Agent or any Lender may be rescinded by the Administrative Agent or such Lender, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent or any Lender, and the Credit Agreement, any Notes, and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Administrative Agent (or the Required Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Administrative Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guarantee or any property subject thereto. When making any demand hereunder against either Guarantor, the Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on either of the Borrowers or any other guarantor, and any failure by the Administrative Agent or any Lender to make any such demand or to collect any payments from either of the Borrowers or any such other guarantor or any release of either of the Borrowers or such other guarantor shall not relieve such Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Administrative Agent or any Lender against such Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

        6.  Guarantee Absolute. Each Guarantor waives any and all notice of the
            ------------------
creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Administrative Agent or any Lender upon this Guarantee or acceptance of this Guarantee; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guarantee; and all dealings between the Borrowers and either Guarantor, on the one hand, and the Administrative Agent and the Lenders, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guarantee. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrowers or such Guarantor with respect to the Obligations. This Guarantee shall be construed as a continuing and absolute guarantee of payment without regard to (a) the validity, regularity or enforceability of the Credit Agreement, any Note, or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by either Borrower against the Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of either Borrower or either Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of either Borrower for the Obligations, or of either Guarantor under this Guarantee, in bankruptcy or in any other instance. When pursuing its rights and remedies hereunder against either Guarantor, the Administrative Agent and any Lender may, but shall be under no obligation to, pursue such rights and remedies as it may have against either Borrower or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Administrative Agent or any Lender to pursue such other rights or remedies or to collect any payments from either Borrower or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of either Borrower or any such other Person or of any such collateral security, guarantee or right of offset, shall not relieve such Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Administrative Agent or any Lender against such Guarantor. Subject to paragraph (h) of Section 2 hereof, this Guarantee shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Administrative Agent and the Lenders, and their respective successors, indorsees, transferees and assigns, until all the Obligations and the obligations of each Guarantor under this Guarantee shall have been satisfied by payment in full and the Commitments shall be terminated, notwithstanding that from time to time during the term of the Credit Agreement the Borrowers may be free from any Obligations.

        7.  Reinstatement. This Guarantee shall continue to be effective, or be
            -------------
reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations made while this Guarantee is effective is thereafter rescinded or must otherwise be restored or returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of either Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower or any substantial part of its property, or otherwise, all as though such payments had not been made.

        8.  Payments. Each Guarantor hereby agrees that the Obligations will be
            --------
paid to the

Administrative Agent without set-off or counterclaim in U.S. Dollars at the office of the Administrative Agent located at 100 Federal Street, Boston, Massachusetts 02110.

        9.  Representations and Warranties. Each Guarantor represents and
            ------------------------------
warrants to the Administrative Agent and the Lenders that:

        (a) the Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged;

        (b) the Guarantor has the corporate power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Guarantee;

        (c) this Guarantee constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles and an implied covenant of good faith and fair dealing;

        (d) the execution, delivery and performance of this Guarantee will not violate any provision of any Requirement of Law or Contractual Obligation of the Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of the Guarantor pursuant to any Requirement of Law or Contractual Obligation of the Guarantor;

        (e) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee.

        Each Guarantor agrees that the foregoing representations and warranties shall be deemed to have been made by such Guarantor on the date of each borrowing by either Borrower under the Credit Agreement on and as of such date of borrowing as though made hereunder on and as of such date.

        10. Authority of Administrative Agent. Each Guarantor acknowledges that
            ---------------------------------
the rights and responsibilities of the Administrative Agent under this Guarantee with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Guarantee shall, as between the Administrative Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and such Guarantor, the Administrative Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and such Guarantor shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

        11. Notices. All notices, requests and demands to or upon the
            -------
Administrative Agent, any

Lender or either Guarantor to be effective shall be in writing (or by telex, fax or similar electronic transfer confirmed in writing) and shall be deemed to have been duly given or made (1) when delivered by hand or (2) if given by mail, three Business Days after being deposited in the mails by certified mail, return receipt requested, or (3) if by telex, fax or similar electronic transfer, when sent and receipt has been confirmed, addressed as follows:

        (a) if to the Administrative Agent or any Lender, at its address or transmission number for notices provided in subsection 10.2 of the Credit Agreement; and

        (b) if to either Guarantor, at its address or transmission number for notices set forth under its signature below.

        The Administrative Agent, each Lender and each Guarantor may change its address and transmission numbers for notices by notice in the manner provided in this Section.

        12. Severability. Any provision of this Guarantee which is prohibited or
            ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        13. Integration. This Guarantee represents the agreement of each
            -----------
Guarantor with respect to the subject matter hereof and there are no promises or representations by the Administrative Agent or any Lender relative to the subject matter hereof not reflected herein.

        14. Amendments in Writing; No Waiver; Cumulative Remedies. (a) None
            -----------------------------------------------------
of the terms or provisions of this Guarantee may be waived, amended, supplemented or otherwise modified except by a written instrument executed by each Guarantor and the Administrative Agent, provided that any provision of this
                                             --------
Guarantee may be waived by the Administrative Agent and the Lenders in a letter or agreement executed by the Administrative Agent or by telex or facsimile transmission from the Administrative Agent.

        (b) Neither the Administrative Agent nor any Lender shall by any act (except by a written instrument pursuant to paragraph 14(a) hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Administrative Agent or such Lender would otherwise have on any future occasion.

        (c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

        15. Section Headings. The section headings used in this Guarantee are
            ----------------
for convenience
of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

        16. Successors and Assigns. This Guarantee shall be binding upon the
            ----------------------
successors and assigns of each Guarantor and shall inure to the benefit of the Administrative Agent and the Lenders and their successors and assigns.

        GOVERNING LAW. THIS  GUARANTEE  SHALL BE GOVERNED BY, AND CONSTRUED AND
        -------------
INTERPRETED  IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

        IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed and delivered by their duly authorized officer as of the day and year first above written.

                                    BERKSHIRE FUND IV, LIMITED PARTNERSHIP

                                    By:  Fourth Berkshire Associates LLC,
                                         its General Partner

                                    By: ________________________________
                                    Name:
                                    Title:

                                    Address for Notices:

                                    Berkshire Fund IV, Limited Partnership
                                    One Boston Place, 33/rd/ Floor
                                    Boston, MA 02108
                                    Fax: (617) 227-6105



                                    BERKSHIRE FUND V, LIMITED PARTNERSHIP

                                    By:  Fifth Berkshire Associates LLC,
                                         its General Partner

                                    By: ________________________________
                                    Name:
                                    Title:

                                    Address for Notices:

                                    Berkshire Fund V, Limited Partnership
                                    One Boston Place, 33/rd/ Floor
                                    Boston, MA 02108
                                    Fax: (617) 227-6105